SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): November 16, 2023

NEMAURA MEDICAL INC.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

001-38355	46-5027260
(Commission File Number)	(IRS Employer Identification No.)

57 West 57th Street Manhattan, NY	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	+1 (646) 416-8000
N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NMRD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 16, 2023, Nemaura Medical Inc. (the “Company”) entered into a Line of Credit Agreement (the “LOC Agreement”), dated as of November 14, 2023, by and among the Company, Dermal Diagnostics Limited, an indirect wholly owned subsidiary of the Company (“Dermal Diagnostics”), Trial Clinic Limited, an indirect wholly owned subsidiary of the Company (“Trial Clinic”, and together with Dermal Diagnostics and Company, the “Borrower”), and Streeterville Capital, LLC (“Streeterville”). Subject to the terms and conditions of the LOC Agreement, Streeterville agreed to provide a line of credit (the “Line of Credit”) to the Borrower and to make advances to the Borrower from time to time, which amounts will not exceed at any time the aggregate principal amount of $10,000,000 (the “Maximum Loan Amount”), unless Streeterville agrees, in its sole discretion, to extend additional amounts of credit under the LOC Agreement. Subject to the terms and conditions of the LOC Agreement, Streeterville will advance Draws (as defined below) up to the Maximum Loan Amount under the Line of Credit beginning on November 14, 2023 and ending on the date that is one year from the execution date of the LOC Agreement or upon the earlier of the termination of the LOC Agreement or the cancellation of the Line of Credit by Streeterville pursuant to the terms set forth in the LOC Agreement (the “Line of Credit Term”).

All amounts outstanding under the Line of Credit, and the amount of each Draw advanced under the Line of Credit, will be subject to a monitoring fee beginning on the date such Draw is funded by Streeterville to the date such amount is fully repaid by the Borrower, at a rate equal to 0.8333% per month. Notwithstanding anything to the contrary in this Agreement, there will be no pre-payment penalty should Borrower repay amounts drawn under the Line of Credit before the expiration of the Line of Credit Term. Amounts of principal repaid may be re-borrowed from time to time during the Line of Credit Term.

In consideration for the agreement by Streeterville to lend funds to Borrower pursuant to the terms of the LOC Agreement, and to document Borrower’s obligation to repay to Streeterville all amounts owed under the LOC Agreement, together with all monitoring fees accrued thereon, on November 16, 2023, the Borrower executed and issued to Streeterville a secured promissory note, dated as of November 14, 2023 (the “Streeterville Note”).

The Borrower agreed to notify Streeterville of any desired Draw of credit under the LOC Agreement. Each request will be consistent with the terms of the LOC Agreement, including that each request will be made in increments of $100,000. Provided that Streeterville approves the Draw request, which Streeterville may approve or reject in its sole discretion, Streeterville will have three days from the date of Streeterville’s receipt of the request in which to fund the requested amount. The maximum amount drawn in the aggregate in any calendar month may not exceed $1,000,000.

The Streeterville Note is secured by that certain Security Agreement, dated as of November 14, 2023 and entered into on November 16, 2023, between the Borrower and Streeterville (the “Streeterville Security Agreement”, and collectively with the LOC Agreement, the Streeterville Note, and all other documents, agreements, certificates or instruments entered into connection therewith, the “Streeterville Transaction Documents”), whereby the Borrower granted a security interest in all of its assets in favor of Streeterville to secure performance of its obligations under the Transaction Documents.

Upon the funding of each Draw, an original issue discount of 20% of the Draw amount will be added to the outstanding balance of the Streeterville Note.

The Streeterville Note contains customary events of default relating to, among other things, payment defaults, breach of representations and warranties, and breach of provisions of the Streeterville Note or the LOC Agreement. At any time and from time to time after Streeterville becomes aware of the occurrence of any event of default under the Streeterville Note, Streeterville may accelerate the Streeterville Note, with the outstanding balance, multiplied by 10%, becoming immediately due and payable in cash.

The LOC Agreement contains customary representations, warranties, and covenants of the Company, including, among other things and subject to certain exceptions, restrictions on the issuance of certain debt obligations or certain convertible securities; provided, however, that such restrictions do not apply to ATM facilities, shares issued in a public offering, warrants with no exercise price resets or features that would allow for adjustment to the number of shares exercisable under the warrant.

The foregoing descriptions of the LOC Agreement, the Streeterville Note and the Streeterville Security Agreement do not purport to be complete and are qualified in its entirety by reference to the full text of the LOC Agreement, the Streeterville Note and the Streeterville Security Agreement, copies of which are filed herewith as Exhibits 10.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 of this Current Report on Form 8-K regarding the Streeterville Note is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On November 21, 2023, the Company issued a press release regarding the Line of Credit. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information included in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Line of Credit Agreement, entered into on November 16, 2023 and dated as of November 14, 2023, by and among the registrant, Dermal Diagnostics Limited, Trial Clinic Limited, and Streeterville Capital, LLC.
10.2	Secured Promissory Note issued by the registrant, Dermal Diagnostics Limited and Trial Clinic Limited in favor of Streeterville Capital, LLC.
10.3	Security Agreement, entered into on November 16, 2023 and dated as of November 14, 2023, executed by the registrant, Dermal Diagnostics Limited and Trial Clinic Limited in favor of Streeterville Capital, LLC.
99.1	Press release issued by the registrant on November 21, 2023.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded with the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEMAURA MEDICAL INC.

By:	/s/ Dewan F.H. Chowdhury
Dewan F.H. Chowdhury Chief Executive Officer

Date: November 21, 2023